UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2007
CNL HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24097	59-3396369
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)
420 South Orange Avenue, Suite 700, Orlando, Florida 32801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (407) 650-1510
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 18, 2007, CNL Hotels & Resorts, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among MS Resort Holdings LLC, a Delaware limited liability company (“Parent”), MS Resort Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”), MS Resort Purchaser LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“MS Purchaser Sub”), and Ashford Sapphire Acquisition LLC, a Delaware limited liability company (“Sapphire” and, together with Parent, Merger Sub and MS Purchaser Sub, the “Buyer Parties”) pursuant to which each issued and outstanding share of common stock (“Common Stock”) of the Company (other than dissenting shares and shares owned directly or indirectly by Parent) will be canceled and entitled to receive a distribution and merger consideration in a total amount equal to $20.50. Parent, Merger Sub and MS Purchaser Sub are affiliates of Morgan Stanley Real Estate Fund V, U.S., L.P. (“MSREF”), and Sapphire is a wholly-owned subsidiary of Ashford Hospitality Trust, Inc. (“Ashford”).
Pursuant to the Merger Agreement and related agreements entered into in connection therewith, following satisfaction of the conditions set forth in the Merger Agreement, the Company will sell certain hotel assets directly to MS Purchaser Sub and Sapphire (the “Asset Sales”) and, on the day immediately following consummation of the Asset Sales, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity.
The Asset Sales and the Merger are subject to customary closing conditions including, among other things, the approval of the Merger by the affirmative vote of holders of a majority of the outstanding shares of Common Stock. The closings of the transactions are not subject to a financing condition. MSREF and Ashford have jointly and severally guaranteed the payment and performance obligations of the Buyer Parties under the Merger Agreement in an amount up to $300 million.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
On January 19, 2007, the Company issued a press release announcing that it entered into the Merger Agreement. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements based on current Company management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any effect, event, development or change that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of entering into the Merger Agreement; (3) the inability to complete the proposed transactions due to the failure to obtain stockholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction, including the receipt of stockholder approval and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable; (4) the failure of the Buyer Parties to obtain the necessary financing arrangements set forth in commitment letters received in connection with the proposed transaction; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention; and (6) the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of certain financings that will need to be obtained for the proposed transactions; and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of the Company’s filings with the Securities and Exchange Commission (“SEC”). Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond the Company’s ability to control or predict. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Cautionary Statements
In connection with this proposed transaction, the Company will file a proxy statement and other related materials with the SEC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. The final proxy statement will be mailed to the Company’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s website www.sec.gov or from CNL Hotels & Resorts, Inc., Investor Relations at CNL Center II at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, (407) 650-1000. The Company’s directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed transaction. Information about the Company, its directors and its executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on August 17, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 18, 2007, by and among CNL Hotels & Resorts, Inc., MS Resort Holdings LLC, MS Resort Acquisition LLC, MS Resort Purchaser LLC and Ashford Sapphire Acquisition LLC

99.1	Press Release, dated January 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: January 19, 2007	By:	/s/ Greerson G. McMullen
Greerson G. McMullen
Executive Vice President, Chief
General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 18, 2007, by and among CNL Hotels & Resorts, Inc., MS Resort Holdings LLC, MS Resort Acquisition LLC, MS Resort Purchaser LLC and Ashford Sapphire Acquisition LLC

99.1	Press Release, dated January 19, 2007

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